Balance Sheet Components - Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Other Liabilities Disclosure [Abstract]
Deferred installation revenue	$ 61,399	$ 56,055
Customer deposits	13,894	23,676
Derivative instruments	10,819	79,256
Deferred recurring revenue	18,704	12,515
Deferred rent	4,158	3,572
Dividends payable	11,999	13,674
Asset retirement obligations	10,036	0
Other current liabilities	2,131	3,538
Other current liabilities, total	$ 133,140	$ 192,286